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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 3, 2000


                    INNOVATIVE GAMING CORPORATION OF AMERICA.
             (Exact name of registrant as specified in its charter)


        MINNESOTA                       22482                   41-1713864
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


4725 AIRCENTER CIRCLE, RENO, NEVADA                                89502
  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (775) 823-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   Page 1 of 6
                         Exhibit Index Appears on Page 3




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ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated January 3, 2000 which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated January 3, 2000





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INNOVATIVE GAMING CORPORATION
                                    OF AMERICA
                                    (Registrant)



Date: January 3, 2000               By: s/ Edward G. Stevenson
                                    --------------------------------------------
                                    Name: Edward G. Stevenson
                                    Title:   Chief Executive Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION                                                 PAGE
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  99.1          Press Release................................................ 4












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